Exhibit 24.1

This general power of attorney

is made on 28 November 2006 by Peter Barnes of 3/678 Victoria Street Richmond, Victoria 3121, Australia under section 107(1) of the Instruments Act 1958 (Vic).

1	I appoint Douglas Tough of 200 Schulz Drive, Red Bank, New Jersey 07701, USA as my attorney.

2	I authorise my attorney to do the following on my behalf:

•	execute under hand the Form S-8 registration statement under the Securities Act of 1933 (US) in respect of the ordinary shares in Ansell Limited to be offered and sold pursuant to the Long Term Incentive Plan (Registration Statement);

•	authorise any amendments or variations to the Registration Statement and accompanying documents that I may lawfully authorise an attorney to do;

•	do any other thing which is necessary to comply with the Securities Act 1933 (US), as amended, and any rules, regulations of the Securities and Exchange Commission;

•	do anything which in the attorney’s opinion is necessary, expedient or incidental to or in any way relates to:

•	the Registration Statement; or

•	the offer and sale of ordinary shares in Ansell Limited pursuant to the Long Term Incentive Plan; and

•	do any other thing (whether or not of the same kind as the above) which in the attorney’s opinion is necessary, expedient or desirable to give effect to the provisions of this deed.

Signed sealed and delivered by

Peter Barnes

in the presence of:	/s/ Peter Barnes

Robert Bartlett
Witness

/s/ Robert Bartlett
Name (please print)

This general power of attorney

is made on 27 November 2006 by Glenn Barnes of 3/678 Victoria Street Richmond, Victoria 3121, Australia under section 107(1) of the Instruments Act 1958 (Vic).

1	I appoint Douglas Tough of 200 Schulz Drive, Red Bank, New Jersey 07701, USA as my attorney.

2	I authorise my attorney to do the following on my behalf:

•	execute under hand the Form S-8 registration statement under the Securities Act of 1933 (US) in respect of the ordinary shares in Ansell Limited to be offered and sold pursuant to the Long Term Incentive Plan (Registration Statement);

•	authorise any amendments or variations to the Registration Statement and accompanying documents that I may lawfully authorise an attorney to do;

•	do any other thing which is necessary to comply with the Securities Act 1933 (US), as amended, and any rules, regulations of the Securities and Exchange Commission;

•	do anything which in the attorney’s opinion is necessary, expedient or incidental to or in any way relates to:

•	the Registration Statement; or

•	the offer and sale of ordinary shares in Ansell Limited pursuant to the Long Term Incentive Plan; and

•	do any other thing (whether or not of the same kind as the above) which in the attorney’s opinion is necessary, expedient or desirable to give effect to the provisions of this deed.

Signed sealed and delivered by

Glenn Barnes

in the presence of:	/s/ Glenn Barnes

Kristi Richards
Witness

/s/ Kristi Richards
Name (please print)

BY THIS POWER OF ATTORNEY made on 11 December 2006 Ronnie Bell of Heathergate House, Ashley Road, Battledown, Cheltenham, Gloucestershire GL52 6QJ, UK (hereinafter referred to as the “Principal”) hereby appoints Douglas Tough of 200 Schulz Drive. Red Bank, New Jersey, U.S.A,, as his attorney (the “Attorney”) and in the Principal’s name or otherwise and on his behalf:

AUTHORITY

1.	to consider, settle, approve, sign, execute, deliver and/or issue all agreements, documents, certificates and instruments (all whether as a deed or not) which the Attorney in his absolute discretion considers desirable to enable Ansell Limited (the “Company”) to comply with the Securities Act 1933 (US) (the “Act”), as amended, and any rules, regulations and requirements of the Securities Exchange Commission (the “Commission”) including without limitation the Form S-8 registration statement (the “Registration Statement”) under the Act in respect of ordinary shares in Ansell Limited to be offered and sold pursuant to the Long Term Incentive Plan, subject to such amendments or variations as the Attorney may agree; and

2.	to take any steps or do any thing which the Attorney in his absolute discretion considers desirable to comply with the Act, as amended, and any rules, regulations and requirements of the Commission and/or the execution of the Registration Statement.

TERM

This power of attorney shall expire 3 months from today’s date.

RATIFICATION

The Principal undertakes to ratify and confirm whatever the Attorney does or purports to do in good faith in the exercise of any power conferred by this power of attorney.

THIRD PARTY

The Principal declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

GOVERNING LAW AND JURISDICTION

This power of attorney (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this power of attorney or its formation) shall be governed by and construed in accordance with English law and the Courts of England shall have exclusive jurisdiction to hear and decide any suit, action or proceedings and/or settle any disputes which may arise in connection with this power of attorney or its formation or any act performed or claimed to be performed under it.

IN WITNESS whereof this power of attorney has been executed as a deed on 11 December 2006.

Signed as a deed by RONNIE BELL in the presence of:	) ) )	/s/ Ronnie Bell

Signature of Witness: /s/ Belinda Malone

Name: Belinda Malone

Address: Flat 4 2 Sydney Place Bath BA26NF

Occupation: Personal Assistant

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Douglas D. Tough, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Ansell Limited (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of ordinary shares of the Company (“Ordinary Shares”), to be offered and sold pursuant to the Company’s Long-Term Performance Incentive Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on Form S-8 covering said shares of Ordinary Shares, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 24th day of November, 2006.

/s/ Marissa Peterson
Name:	Marissa Peterson
Title:	Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Douglas D. Tough, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Ansell Limited (the “Company”) to comply with the Securities Act of 1933, as amended (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder, in connection with the registration under the Act of ordinary shares of the Company (“Ordinary Shares”), to be offered and sold pursuant to the Company’s Long-Term Performance Incentive Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on Form S-8 covering said shares of Ordinary Shares, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 28th day of November, 2006.

/s/ Dale Crandall
Name:	Dale Crandall
Title:	Director